UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 13, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-6)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-6 REMIC Pass-Through Certificates.

     On September 28, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $467,002,018.68. The mortgage loans that have original maturities of at least 25 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $376,176,275.23. The mortgage loans that have original maturities of at least 13 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $90,825,743.45. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 712 and 172, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of September 1, 2004 were 6.150% and 5.504%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 357.92 months and 178.03 months, respectively. All mortgage loans have original maturities of at least 13 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to October 1, 2002 and August 1, 2003, respectively, or after September 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of January 1, 2004 were
359.47 months and 179.84 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than September 1, 2034. None of the pool II mortgage loans have a scheduled maturity later than September 1, 2019. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $56,000 and $68,500, respectively, nor more than $1,860,000 and $1,000,000, respectively. Pool I mortgage loans having aggregate an scheduled principal balance of $4,605,301 as of September 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans had loan-to-value ratios in excess of 95%. No pool II mortgage loans had loan-to-value ratios at origination in excess of 80%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of September 1, 2004 were 67.1% and 56.6%, respectively. No more than $4,634,051 and $1,688,149, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) and 92%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 91% and 81%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 9% and 19%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 32% and 48%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 2 and 4, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $429,768 and $1,493,510, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80.0% and 73.4%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 92.9% and 92.4%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $38,854,921 and $337,321,354, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.546% and 6.220%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
356.80 months and 358.05 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $19,152,674 and $71,673,069, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.041% and 5.628%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 176.86 months and 178.35 months, respectively.

      The following tables set forth information regarding the mortgage loans as of September 1, 2004.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  1                         $    685,159

2003                                 11                            5,456,854

2004                                700                          370,034,262


Total                               712                         $376,176,275
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  7                          $ 2,454,438

2004                                165                           88,371,305


Total                               172                          $90,825,743
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     572                         $304,106,762

Multi-family Dwellings*              25                           13,640,905

Townhouses                           14                            7,091,551

Condominium Units (one to four       26                           11,174,803
stories high)

Condominium Units (over four         15                            8,748,975
stories high)

Cooperative Units                    60                           31,413,279


Total                               712                         $376,176,275
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     151                          $80,455,407

Multi-family Dwellings*               4                            2,180,863

Townhouses                            1                              446,120

Condominium Units (one to four        4                            1,741,249
stories high)

Condominium Units (over four          3                            1,974,322
stories high)

Cooperative Units                     9                            4,027,782


Total                               172                          $90,825,743
                                    ===                          ===========

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            687                         $362,535,369

2-family                             19                           10,139,699

3-family                              5                            3,217,506

4-family                              1                              283,701


Total                               712                         $376,176,275
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            168                          $88,644,880

2-family                              4                            2,180,863


Total                               172                          $90,825,743
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    5                         $    474,300

$150,000 through $199,999             6                            1,114,868

$200,000 through $249,999             2                              494,015

$250,000 through $299,999             2                              583,423

$300,000 through $349,999            27                            9,270,065

$350,000 through $399,999           135                           51,485,872

$400,000 through $449,999           127                           54,075,410

$450,000 through $499,999           114                           54,856,621

$500,000 through $549,999            65                           33,836,578

$550,000 through $599,999            55                           31,805,930

$600,000 through $649,999            42                           26,412,170

$650,000 through $699,999            37                           25,270,785

$700,000 through $749,999            17                           12,350,359

$750,000 through $799,999             6                            4,669,169

$800,000 through $849,999             8                            6,628,352

$850,000 through $899,999             9                            7,931,440

$900,000 through $949,999             8                            7,421,916

$950,000 through $999,999            42                           41,637,584

$1,000,000 and over                   5                            5,857,418


Total                               712                         $376,176,275
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    5                          $   477,714

$150,000 through $299,999             1                              256,705

$300,000 through $349,999             5                            1,694,669

$350,000 through $399,999            31                           11,823,495

$400,000 through $449,999            35                           14,878,405

$450,000 through $499,999            21                           10,038,465

$500,000 through $549,999            12                            6,278,725

$550,000 through $599,999            21                           12,223,541

$600,000 through $649,999            11                            6,828,157

$650,000 through $699,999             4                            2,732,216

$700,000 through $749,999             2                            1,474,732

$750,000 through $799,999             1                              785,203

$800,000 through $849,999             5                            4,119,592

$850,000 through $899,999             3                            2,624,905

$900,000 through $949,999             4                            3,724,526

$950,000 through $999,999             9                            8,864,693

$1,000,000 and over                   2                            2,000,000


Total                               172                          $90,825,743
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.125% - 5.500%                      33                         $ 19,697,896

5.501% - 6.000%                     178                           97,630,083

6.001% - 6.500%                     466                          242,765,539

6.501% - 7.000%                      35                           16,082,757


Total                               712                         $376,176,275
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% - 5.000%                      16                          $ 9,576,250

5.001% - 5.500%                      79                           37,050,172

5.501% - 6.000%                      74                           42,431,989

6.001% - 6.250%                       3                            1,767,332


Total                               172                          $90,825,743
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    252                         $139,977,224

65.001% - 75.000%                   141                           78,272,859

75.001% - 80.000%                   307                          153,320,891

80.001% - 85.000%                     3                            1,317,092

85.001% - 90.000%                     6                            2,612,826

90.001% - 95.000%                     3                              675,383


Total                               712                         $376,176,275
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    115                          $59,836,518

65.001% - 75.000%                    28                           15,677,537

75.001% - 80.000%                    29                           15,311,688


Total                               172                          $90,825,743
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  2,000,290
Arizona                               8                            3,757,540
Arkansas                              1                              550,000
California                          248                          130,045,486
Colorado                              7                            3,285,980
Connecticut                          16                            9,636,832
Delaware                              2                              844,427
District of Columbia                  3                            1,408,172
Florida                              15                            7,424,137
Georgia                              11                            6,298,463
Hawaii                                1                              249,768
Illinois                             18                           10,289,301
Louisiana                             3                            1,325,399
Maine                                 3                            1,666,481
Maryland                             15                            7,760,995
Massachusetts                        36                           20,848,284
Michigan                              2                            1,322,457
Minnesota                             4                            2,047,766
Mississippi                           1                              384,000
Missouri                              8                            4,180,633
Montana                               1                              612,500
Nevada                                3                            1,099,396
New Hampshire                         1                              400,000
New Jersey                           44                           23,816,958
New Mexico                            2                            1,107,152
New York                            177                           94,060,995
North Carolina                       13                            6,714,883
Ohio                                  2                              634,136
Oklahoma                              2                              479,484
Oregon                                1                              499,537
Pennsylvania                          4                            2,342,546
South Carolina                        5                            2,574,309
Tennessee                             1                              499,071
Texas                                17                           10,139,155
Utah                                  3                            1,457,365
Virginia                             27                           12,896,601
Washington                            2                              902,782
Wyoming                               1                              612,994


Total                               712                         $376,176,275
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                          $ 1,445,786
Arizona                               2                              840,079
California                           64                           34,983,090
Colorado                              1                              388,729
Connecticut                           3                            1,645,463
Florida                               5                            2,689,723
Georgia                               2                              928,146
Hawaii                                1                              572,617
Illinois                              8                            4,629,121
Indiana                               2                            1,804,354
Maryland                              5                            2,011,365
Massachusetts                         9                            4,340,865
Michigan                              2                            1,025,705
Mississippi                           1                              482,881
Missouri                              1                              872,745
Nevada                                1                              256,705
New Hampshire                         1                              377,640
New York                             31                           16,116,538
North Carolina                        1                              624,000
Ohio                                  4                            1,262,463
Pennsylvania                          4                            2,788,603
South Carolina                        2                              844,370
Tennessee                             3                            1,513,282
Texas                                 6                            3,083,918
Virginia                              7                            3,410,457
Washington                            1                              500,000
Wisconsin                             2                            1,387,098


Total                               172                          $90,825,743
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
              and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
              ---------   -------    -------    -------    -------    -------     ---------
Less than 620   0.55%      0.39%      0.72%      0.00%      0.00%      0.00%         1.66%
620-649         1.84       0.74       1.00       0.00       0.11       0.09          3.78
650-699         4.66       2.67       6.75       0.00       0.25       0.00         14.33
700-749        12.72       6.39      15.05       0.26       0.24       0.09         34.75
750-799        15.99      10.08      16.05       0.09       0.10       0.00         42.30
800 and above   1.44       0.54       1.18       0.00       0.00       0.00          3.17

Total          37.21%     20.81%     40.76%      0.35%      0.69%      0.18%       100.00%
               ======     ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                          Loan-to-value ratio
---------                           -------------------
               65.000%            65.001%-         75.001%-
              and below           75.000%          80.000%           All Loans
              ---------           -------          -------           ---------

Less than 620   0.99%              0.00%            0.00%               0.99%
620-649         2.37               0.00             0.00                2.37
650-699         7.38               5.30             2.86               15.54
700-749        23.52               4.31             5.68               33.51
750-799        26.27               7.65             8.32               42.24
800 and above   5.35               0.00             0.00                5.35

Total          65.88%             17.26%           16.86%             100.00%
               ======             ======           ======             =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 13, 2004